Exhibit 10.15

股权质押协议
Equity Interest Pledge Agreement

股权质押协议
Equity Interest Pledge Agreement

本股权质押协议（下称“本协议”） 由下列各方于2011年2月10日在中华人民共和国（下称“中国”）签订：
This Equity Interest Pledge Agreement ("this Agreement") has been executed by and among the following parties on 10, 2011 in february, the People’s Republic of China (the "China"):

甲方：四平恒昌商务咨询有限公司 （下称“质权人”）
Party A: Siping Hengchang Business Consultants Co., Ltd. ("Pledgee")
地址：公主岭市东102线998公里处
Address: East of the town of Gongzhuling, location of 998 kilometers, Line 102

乙方：魏玉峰（下称“出质人”），身份证号码：320106196706223210
Party B: WEI Yufeng ("Pledgor"), ID No.: 320106196706223210

丙方：吉林省恒昌农业开发有限公司
Party C:  Jilin Province Hengchang Agriculture Development Co., Ltd.
地址：公主岭国家农业科技园区102线998公里处
Address: Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：
Whereas:

1．	出质人是中国公民，其拥有丙方特定比例的股权。丙方是一家在中国吉林省注册成立的、从事与农产品有关业务的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助向有关政府部门登记该质权；
Pledgor is a citizen of China, and holds certain percentage of the equity interest in Party C. Party C is a limited liability company registered in Jilin Province, China, engaging in business related to agricultural products. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

2．	质权人是一家在中国注册的外商独资企业。质权人与出质人拥有部分股权的丙方已于2011年2月10日在签订了一份《独家业务合作协议》；

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement on February 10, 2011;

3．	为了保证丙方履行独家业务合作协议项下的义务，按照约定向质权人支付咨询和服务费等到期款项，出质人以其现在和将来在丙方中拥有的全部股权（无论将来股权比例是否发生变化）向质权人就业务合作协议项下丙方的付款义务做出质押担保。
To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he now and in the future holds in Party C (whether the percentage of the equity interest is changed or not in the future)  as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

为了履行业务合作协议的条款，各方商定按照以下条款签订本协议。
To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：
Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。
Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	股权：指出质人现在和将来合法持有的其在丙方的全部股权权益（无论将来股权比例是否发生变化）。
Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

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股权质押协议
Equity Interest Pledge Agreement

1.3	质押期限：指本协议第3条规定的期间。
Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4	业务合作协议：指丙方与质权人于2011年 2月10日签订的《独家业务合作协议》（附件3）。
Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on February 10, 2011 (the Attachment 3).

1.5	违约事件：指本协议第7条所列任何情况。
Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	违约通知：指质权人根据本协议发出的宣布违约事件的通知。
Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权
The Pledge

作为丙方按时和全额支付业务合作协议项下质权人应得的任何或全部的款项，包括但不限于业务合作协议中规定的咨询和服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。
As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3.	质押期限 Term of Pledge

3.1
本质权自本协议项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到业务合作协议下所有丙方欠付质权人的款项结清为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起10个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续（包括出质人持有的丙方股权比例变更时，办理质押变更登记），各方及丙方其他股东应将本协议附件4所列的、按照丙方所在地工商行政管理部门要求的形式签署、真实反映本协议项下质权信息的《股权质押合同》（以下简称“工商登记质押合同”）提交给工商管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders' register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 10 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 4 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”).  For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2	质押期限内，如丙方未按业务合作协议交付咨询服务费等费用，质权人有权但无义务按本协议的规定处分质权。
During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管 Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应将其在丙方的股权出资证明书（附件2）及记载质权的股东名册（附件1）原件交付质权人保管（包括股权变更时提供新的证明书和名册）。出质人应在本协议签订之日起或股权变更登记完成之日起（将来股权变更的情况下）5个工作日内将上述股权出资证明书及股东名册原件交付给质权人。质权人将在本协议规定的全部质押期间一直保管这些文件。

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders' register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee's custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders' register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2	在质押期限内，质权人有权收取股权所产生的红利。
Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	出质人的声明和保证 Representations and Warranties of Pledgor

5.1	出质人是股权唯一的合法所有人。
Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人有权以本协议规定的方式处分并转让股权。
Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	本合同一经签署即构成对出质人合法有效并具约束力的义务。
Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4	除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。
Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.5	不存在与股权相关的未决的争议或诉讼。
There is no pending disputation or litigation proceeding related to the Equity Interest.

6.	出质人的承诺和确认 Covenants and Further Agreements of Pledgor

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

6.1	在本协议存续期间，出质人向质权人承诺，出质人将：
Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	除履行由出质人与质权人、丙方于本协议签署日签订的《独家购买权合同》外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担或以任何其他方式处置股权；
not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2	遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于5个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；
comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。
promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3
出质人向质权人保证，为保护或完善本协议对偿付业务合作协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。
Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件
Event of Breach

7.1	下列事项均被视为违约事件：
The following circumstances shall be deemed Event of Default:

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

7.1.1	丙方未能按期、完整履行任何业务合作协议项下责任，包括但不限于丙方未能按期足额支付业务合作协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；
Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	出质人或丙方实质违反本协议的任何条款；
Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	出质人和丙方没有按第3.1条将本质权登记在丙方股东名册上或未办理质押登记手续；
The Pledgor and Party C fail to register the Pledge in the shareholders' register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4	除本协议第6.1.1条的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；和
Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.5	丙方的继承人或代管人只能履行部分或拒绝履行业务合作协议项下的支付责任。
The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。
Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3	除非第7.1部分下的违约事件在质权人向出质人发出要求其修补此违约行为通知后的20个工作日之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8部分履行其处理股权的权利。

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.	质权的行使
Exercise of Pledge

8.1	在业务合作协议所述的咨询服务费等费用未全部偿还前，未经质权人书面同意，出质人不得转让本质权和其拥有的丙方股权。
Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2	在质权人行使其质押权利时，质权人可以向出质人发出书面违约通知。
Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3	受限于第7.3条的规定，质权人可在按第8.2条发出违约通知的同时或在发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。
Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4	在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利；同样，出质人对质权人在该质押股权处置后的亏空也不承担任何义务。
In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

秘密文件 Strictly Confidential

股权质押协议
Equity Interest Pledge Agreement

8.5	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。
When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	转让 Assignment

9.1	除非经质权人事先同意，出质人无权赠予或转让其在本协议项下的权利义务。
Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。
This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	质权人可以在任何时候将其在业务合作协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让业务合作协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。
At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4	因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关办理变更登记。
In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

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Equity Interest Pledge Agreement

9.5	出质人应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括独家购买权合同和对质权人的授权委托书，履行各协议项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。
Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.	终止 Termination

在业务合作协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担业务合作协议项下的任何义务之后，本协议终止，并且在尽早合理可行的时间内，质权人应取消或解除本协议。
Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.	手续费及其他费用 Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。
All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.	保密责任 Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

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Equity Interest Pledge Agreement

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	适用法律和争议的解决 Governing Law and Resolution of Disputes

13.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

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Equity Interest Pledge Agreement

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	通知
Notices

14.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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Equity Interest Pledge Agreement

14.3	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4	为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方： 四平恒昌商务咨询有限公司
Party A: Siping Hengchang Business Consultants Co., Ltd.
Address: East of the town of Gongzhuling, location of 998 kilometers, line 201
Attn:         WEI Yushan
Phone:      18643412888
Facsimile: 0434-6277946

乙方： 魏玉峰
Party B:  WEI Yufeng
Phone:      188807710103

丙方：    吉林省恒昌农业开发有限公司
Party C: Jilin Province Hengchang Agriculture Development Co., Ltd.
Address:  Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102
Attn:         WEI Yushan
Phone:      18643412888
Facsimile: 0434-6277946

14.5	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.	分割性 Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

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Equity Interest Pledge Agreement

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	附件 Attachments

本协议所列附件，为本协议不可分割的组成部分。
The attachments set forth herein shall be an integral part of this Agreement.

17.	生效 Effectiveness

17.1	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2	本协议以中文和英文书就，一式三份，质权人、出质人和丙方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively.  Each copy of this Agreement shall have equal validity.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Equity Interest Pledge Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方： 四平恒昌商务咨询有限公司
Party A: Siping Hengchang Business Consultants Co., Ltd.

签署：
By: /s/ Wei Yushan
姓名：
Name: WEI Yushan

乙方：魏玉峰
Party B: WEI Yufeng

签署：
By: /s/ Wei Yufeng

丙方：吉林省恒昌农业开发有限公司
Party C: Jilin Province Hengchang Agriculture Development Co., Ltd.

签署：
By: /s/ Wei Yushan_
姓名：
Name: WEI Yushan

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Equity Interest Pledge Agreement
附件：
Attachments:

1.	吉林省恒昌农业开发有限公司股东名册；
Shareholders' Register of Jilin Province Hengchang Agriculture Development Co., Ltd.;

2.	吉林省恒昌农业开发有限公司的出资证明书；
The Capital Contribution Certificate for Jilin Province Hengchang Agriculture Development Co., Ltd.;

3.	《独家业务合作协议》；
Exclusive Business Cooperation Agreement;

4.	工商登记用《股权质押合同》。
Equity Interest Pledge Contract used for registration with the AIC

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Equity Interest Pledge Agreement
Attachment No. 1
吉林省恒昌农业开发有限公司股东名册
Shareholders' Register of
Jilin Province Hengchang Agriculture Development Co., Ltd.

1.	股东姓名：魏玉山
Name of Shareholder: WEI Yushan
身份证号：152322196510150014
ID Card No.: 152322196510150014
出资额：人民币260万元
Capital Contribution: RMB 2,600,000
出资比例：52%
Percentage of Contribution: 52%
出资证明书编号：001
Capital Contribution Certificate No.: 001

魏玉山拥有吉林省恒昌农业开发有限公司52%的股权。根据2011年2月10日签署的股权质押协议，此52%的股权应该全部质押给四平恒昌商务咨询有限公司，并向登记机关办理质押登记手续。
WEI Yushan holds 52% of the equity interests of Jilin Province Hengchang Agriculture Development Co., Ltd. Such 52% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

2.	股东姓名：魏玉峰
Name of Shareholder: WEI Yufeng
身份证号：320106196706223210
ID Card No.: 320106196706223210
出资额：人民币240万元
Capital Contribution: RMB 2,400,000
出资比例：48%
Percentage of Contribution: 48%
出资证明书编号：002
Capital Contribution Certificate No.: 002

魏玉峰拥有吉林省恒昌农业开发有限公司48%的股权。根据2011年2月10日签署的股权质押协议，此48%的股权应该全部质押给四平恒昌商务咨询有限公司，并向登记机关办理质押登记手续。
WEI Yufeng holds 48% of the equity interests of Jilin Province Hengchang Agriculture Development Co., Ltd. Such 48% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

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\
股权质押协议
Equity Interest Pledge Agreement
根据前述签署的股权质押合同，四平恒昌商务咨询有限公司应该拥有吉林省恒昌农业开发有限公司总计100%股权的质押。
It is certified that a total of 100% of the equity interests of Jilin Province Hengchang Agriculture Development Co., Ltd. shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the aforementioned Equity Interest Pledge Agreement.

吉林省恒昌农业开发有限公司
Jilin Province Hengchang Agriculture Development Co., Ltd.

签署：
By: /s/ Yushan Wei
Name: Yushan Wei
日期：2011年2月10日
Date: February 10, 2011

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Equity Interest Pledge Agreement
Attachment No. 2
吉林省恒昌农业开发有限公司出资证明书
（编号：002）
Capital Contribution Certificate
for Jilin Province Hengchang Agriculture Development Co., Ltd.
（No: 002）

公司名称：吉林省恒昌农业开发有限公司
Name of the Company: Jilin Province Hengchang Agriculture Development Co., Ltd.
公司成立日期：2004年9月9日
Establishment Date of the Company: September 9, 2004
公司注册资本：人民币500万元
Registered Capital of the Company: RMB5,000,000
股东姓名：魏玉峰
Name of the Shareholder: WEI Yufeng
身份证号：320106196706223210
ID Card No.: 320106196706223210
股东缴纳的出资额：人民币240万元
Amount of the Capital Contributed by the Shareholder: RMB 2,400,000

特此证明魏玉峰已经出资人民币240万元（RMB2,400,000），拥有吉林省恒昌农业开发有限公司48%的股权。根据2011年【 】月【 】日签署的股权质押协议，此48%的股权应该全部质押给四平恒昌商务咨询有限公司，并向登记机关办理质押登记手续。
It is hereby certified that WEI Yufeng has contributed Renminbi 2,400,000 to hold 48% of the equity interests of Jilin Province Hengchang Agriculture Development Co., Ltd. Such 48% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

吉林省恒昌农业开发有限公司
Jilin Province Hengchang Agriculture Development Co., Ltd.

签署：
By: /s/ Yushan Wei
Name: Yushan Wei
日期：2011年2月10日
Date: February 10, 2011

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Equity Interest Pledge Agreement

Attachment No. 3
独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2011年 2月10日在中华人民共和国（下称“中国”）2011 签署：
This Exclusive Business Cooperation Agreement (“this Agreement”) is made and entered into by and between the following Parties on February 10, 2011, the People’s Republic of China (“China” or “PRC”):

甲方：     四平恒昌商务咨询有限公司
Party A:    Siping Hengchang Business Consultants Co., Ltd.
地址：	公主岭市东102线998公里处
Address:	East of the town of Gongzhuling, location of 998 kilometers, Line 102

乙方：      吉林省恒昌农业开发有限公司
Party B:	Jilin Province Hengchang Agriculture Development Co., Ltd.
地址：	公主岭国家农业科技园区102线998公里处
Address: Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102

甲方和乙方以下各称为“一方”，统称为“双方”。
Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：
Whereas,

1.	甲方是一家在中国注册的外商独资企业，拥有提供本协议项下技术和咨询服务的必要资源；
Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services set forth hereunder;

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Equity Interest Pledge Agreement

2.	乙方是一家在中国注册的内资有限责任公司，根据中国法律法规规定可以从事谷物种植、农产品收购、仓储、加工、化肥零售，主要农作物种子批发零售。（“主营业务”）；
Party B is a domestic limited liability company established in China, and is entitled to engage in grain planting, purchase, storage, and processing of agricultural products, retail of fertilizer, wholesale and retail of main crop seeds according to PRC laws (“Principal Business”);

3.	甲方同意利用其人力、技术和信息优势，在本协议期间向乙方提供主营业务的独家全面业务支持（技术、咨询等）服务，乙方同意接受甲方或其指定方按本协议条款的规定提供咨询和服务。
Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Principal Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	服务提供 Services Provided by Party A

1.1	按照本协议条款和条件并在中国现行法律允许的范围内，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的业务支持、技术服务和咨询服务，具体内容包括所有在乙方营业范围内由甲方不时决定的服务，包括但不限于以下内容：技术服务、业务咨询、资产设备租赁、市场咨询和产品研发。
Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by the currently effective laws of China, which may include all services within the business scope of Party B as may be determined from time to time by Party A, such as but not limited to technical services, business consultations, equipment or property leasing, marketing consultancy, product research and development.

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Equity Interest Pledge Agreement

1.2	乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定事宜，乙方不得接受任何第三方提供的任何类似服务和/或支持，不得与任何第三方建立任何类似合作。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。
Party B agrees to accept all the consultations and services provided by Party A.  Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3	服务的提供方式
Service Providing Methodology

1.3.1	甲、乙双方同意在本协议有效期内，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。
Party A and Party B agree that during the term of this Agreement, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2	为更好地履行本协议，甲乙双方同意，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。
To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

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股权质押协议
Equity Interest Pledge Agreement

2.	服务的价格和支付方式
The Calculation and Payment of the Service Fees

双方同意，就本协议项下甲方向乙方提供的各项服务，乙方应将相当于其净收入100%的款项支付给甲方作为服务费（“服务费”），但经双方协商和甲方事先书面同意，服务费的金额可以根据甲方当月的服务内容和乙方的经营需要进行调整。服务费应当按月支付；乙方应于每月最后一天的30日内，(a) 向甲方提供乙方当月的管理报表和经营数据，包括乙方在当月的净收入额（“每月净收入”）；(b) 将每月净收入的100%或甲方同意的其他金额支付给甲方（“月付款”）。乙方应于每个财政年度末的90日内，(a) 向甲方提供乙方在本财政年度的经审计的财务报表，该财务报表应当经由甲方批准的独立注册会计师审计并认证；(b) 如果按照经审计的财务报表显示，本财政年度内乙方向甲方支付的月付款的总额有任何不足，乙方应向甲方支付差额。

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 100% of the net income of Party B, provided that upon mutual discussion between the Parties and the prior written consent by Party A, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operational needs of Party B.  The Service Fees shall be due and payable on a monthly basis;  within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the net income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”).  Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year.

3.	知识产权和保密条款
Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于专利权、专利申请权、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。
Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to patents, patent applications, technical secrets, trade secrets and others.

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股权质押协议
Equity Interest Pledge Agreement

3.2
双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，惟本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3	双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。
The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4.	陈述和保证
Representations and Warranties

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股权质押协议
Equity Interest Pledge Agreement

4.1	甲方陈述和保证如下：
Party A hereby represents and warrants as follows:

4.1.1	甲方是按照中国法律合法注册并有效存续的一家外商独资企业。
Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2	甲方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方和政府部门的同意及批准；并不违反对其有约束力或影响的法律和其他的限制。
Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	乙方陈述和保证如下：
Party B hereby represents and warrants as follows:

4.2.1	乙方是按照中国法律合法注册且有效存续的内资有限责任公司。
Party B is a domestic limited liability company legally registered and validly existing in accordance with the laws of China.

4.2.2	乙方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方或政府的同意和批准；并不违反对其有约束力影响的法律和其他的限制。
Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

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股权质押协议
Equity Interest Pledge Agreement

4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

5.	生效和有效期
Effectiveness and Term

5.1	本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为10年，但甲、乙双方自本协议签署后，有权每3个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。
This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2	协议期满前，经甲方书面确认，本协议可以延期。延期的期限由甲方决定，乙方必须无条件地同意该延期。
The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6.	终止
Termination

6.1	除非依据本协议续期，本协议于到期之日终止。
Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2	本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议。

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股权质押协议
Equity Interest Pledge Agreement

During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.3	在本协议终止之后，双方在第3、7和8条项下的权利和义务将继续有效。
The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7.	适用法律和争议解决
Governing Law and Resolution of Disputes

7.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

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股权质押协议
Equity Interest Pledge Agreement

7.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8.	补偿
Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。
Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9.	通知
Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

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股权质押协议
Equity Interest Pledge Agreement

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	为通知的目的，双方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方： 四平恒昌商务咨询有限公司
Party A: Siping Hengchang Business Consultants Co., Ltd.
Address: East of the town of Gongzhuling, location of 998 kilometers, line 201
Attn:         WEI Yushan
Phone:      18643412888
Facsimile: 0434-6277946

乙方：吉林省恒昌农业开发有限公司
Party B: Jilin Province Hengchang Agriculture Development Co., Ltd.
Address: Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102
Attn:        WEI Yushan
Phone:     18643412888
Facsimile: 0434-6277946

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股权质押协议
Equity Interest Pledge Agreement

9.3	任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.	协议的转让
Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。
Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。
Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11.	协议的分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.	协议的修改、补充
Amendments and Supplements

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股权质押协议
Equity Interest Pledge Agreement

双方可以书面协议方式对本协议做出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.	语言和副本
Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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股权质押协议
Equity Interest Pledge Agreement

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方：四平恒昌商务咨询有限公司
Party A: Siping Hengchang Business Consultants Co., Ltd.

签署：
By: /s/ Wei Yushan
姓名
Name:  WEI Yushan

乙方：吉林省恒昌农业开发有限公司
Party B: Jilin Province Hengchang Agriculture Development Co., Ltd.

签署：
By: /s/ Wei Yushan
姓名：
Name:  WEI Yushan

秘密文件 Strictly Confidential